Exhibit 99.1

Elephant Talk Delays 2013 Fourth Quarter and Year End Financial Results Conference Call

OKLAHOMA CITY, OK — March 18, 2014 - Elephant Talk Communications Corp. (NYSE MKT: ETAK) (“Elephant Talk” or the “Company”), a global provider of Software Defined Network Architecture (Software DNA™ 2.0) platforms and cyber security solutions, today announced that it is postponing its 2013 fourth quarter and year-end financial results earnings release and investor conference call, previously scheduled for Tuesday, March 18, 2014, to provide additional time for the Company to complete its review of its financial results for the fourth quarter and full year 2013, including how its losses to date, when combined with the Company’s recently completed financing efforts would impact the Company’s liquidity position.

Conference Call Reminder:
Elephant Talk will host its 2013 year end financial results conference call on Wednesday, March 26, 2014 at 11 a.m. ET.

Conference Call Information:

Date:	Wednesday, March 26, 2014
Time:	11:00 a.m. ET
Domestic Dial-in number:	1-480-629-9712
Live webcast:	http://public.viavid.com/index.php?id=108289

All interested in participating should dial in approximately 5 to 10 minutes prior to the 11:00 a.m. ET conference call. Participants should ask for the Elephant Talk 2013 year end conference call.

About Elephant Talk Communications Corp.:

Elephant Talk Communications Corp. (NYSE MKT: ETAK), is a global provider of mobile proprietary Software Defined Network Architecture (Software DNA™ 2.0) platforms for the telecommunications industry. The Company empowers Mobile Network Operators (MNOs), Mobile Virtual Network Operators (MVNOs), Enablers (MVNEs) and Aggregators (MVNAs) with a full suite of applications, superior Industry Expertise and high quality Customer Service without substantial upfront investment. Elephant Talk counts several of the world's leading Mobile Network Operators amongst its customers, including Vodafone, T-Mobile, Zain and Iusacell. Visit: www.elephanttalk.com.

Elephant Talk Communications Corp.

Cross Rock Place Executive Suites No. 102

3600 NW 138th,

Oklahoma City, OK. USA

(813) 926 8920

About ValidSoft UK Limited:

ValidSoft UK Limited (“ValidSoft”) provides advanced mobile- and cloud-security solutions. ValidSoft’s custom-built sophisticated multi-factor authentication platform (SMART™) takes full advantage of telecommunications and includes a leading proprietary voice biometric engine. The platform combats electronic fraud and safeguards consumer privacy across internet, mobile banking, card, mobile and fixed line telecommunication channels. The company counts some of the largest financial institutions among its customers. ValidSoft is the only security software company in the world that has been granted three European Privacy Seals. Visit: www.validsoft.com.

Forward-Looking Statements

Certain statements contained herein constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements may include, without limitation, statements with respect to Elephant Talk’s plans and objectives, projections, expectations and intentions. These forward-looking statements are based on current expectations, estimates and projections about Elephant Talk’s industry, management's beliefs and certain assumptions made by management. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict, including, without limitation, the ability of the Company to regain compliance with the listing standards of the NYSE MKT. Because such statements involve risks and uncertainties, the actual results and performance of Elephant Talk may differ materially from the results expressed or implied by such forward-looking statements. Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Unless otherwise required by law, Elephant Talk also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made here. Additional information concerning certain risks and uncertainties that could cause actual results to differ materially from those projected or suggested in Elephant Talk’s filings with the Securities and Exchange Commission (the “SEC”), copies of which are available from the SEC or may be obtained upon request from Elephant Talk.

Contacts:

Investor Relations:

Steve Gersten

Elephant Talk Communications Corp.
+ 1 813 926 8920

steve.gersten@elephanttalk.com

Thomas Walsh
Alliance Advisors
+ 1 212 398 3486
twalsh@allianceadvisors.net

Public Relations:

US: Michael Glickman

MWG CO

(917) 596.18831

mike@mwgco.net

Elephant Talk Communications Corp.

Cross Rock Place Executive Suites No. 102

3600 NW 138th,

Oklahoma City, OK. USA

(813) 926 8920